SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                              --------------


                                FORM 8-K

                             CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                               --------------


      Date of Report (Date of earliest event reported): March 12, 2004



                       ON THE GO HEALTHCARE, INC.
          (Exact name of registrant as specified in its charter)


   DELAWARE                      333-61538                 98-0231687
---------------             --------------------    -------------------
(State or Other                 (Commission          (IRS Employer
Jurisdiction of                 File Number)           Identification
 Incorporation)                                                   No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

Item 7. Financial Statements and Exhibits.
        (c) The following exhibits are furnished with this report:



Exhibit Number          Description

99.1 Press Release dated March 12, 2004.


Item 12. Disclosure of Results of Operations and Financial Condition


     On March 12, 2004, the Registrant issued a press release regarding its financial results for the quarter ended January 31, 2004. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

     This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ON THE GO HEALTHCARE, INC.
                                       (Registrant)



Date: March 12, 2004                  /s/ Stuart Turk
                                     ----------------------------------
                                      Name: Stuart Turk
                                      Title: President and
                                      Chief Executive Officer